                   [WHITNEY HOLDING CORPORATION LETTERHEAD]



                              March 18, 1996


Securities and Exchange Commission
450 Fifth St., N.W.
Judiciary Plaza
Washington, D.C.  20549-1004

Via Edgar Electronic Filing System

                                                      In Re:  File Number 0-1026
                                                              ------------------

Gentlemen:

                Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of Whitney Holding Corporation (the "Company"), is the Company's Definitive Proxy Statement dated March 15, 1996.

                This filing is being effected by direct transmission to the Commission's EDGAR System.

                                                   Sincerely,


                                                   /s/ Edward B. Grimball
                                                   -----------------------------
                                                   Edward B. Grimball
                                                   Executive Vice President &
                                                   Chief Financial Officer
                                                   (504) 586-7570

EBG/drm

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant X
                       ---
Filed by a Party other than the Registrant
                                          ---


Check the appropriate box:

   Preliminary Proxy Statement
---
   Confidential,  for  Use  of  the  Commission  Only   (as  permitted  by  Rule
   14a-6(e)(2))
---
 X Definitive Proxy Statement
---
   Definitive Additional Materials
---
   Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12
---

                          WHITNEY HOLDING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 X  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
---

    $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
---

    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
---


    1)   Title of each class of securities to which transaction applies:

            Common Stock
         -----------------------------------------------------------------------

    2)   Aggregate number of securities to which transaction applies:

            14,895,830
         -----------------------------------------------------------------------


    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

            Not Applicable
         -----------------------------------------------------------------------

    4)   Proposed maximum aggregate value of transaction:

            Not Applicable
         -----------------------------------------------------------------------

    5)   Total fee paid:

            $125.00
         -----------------------------------------------------------------------


*Set forth the amount on which the filing fee is calculated and state how it was determined.


      Check box if any part of the fee is offset as provided by Exchange Act --- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:   Not Applicable
                                ------------------------------------------------
      2) Form Schedule or Registration Statement No.:   Not Applicable
                                                     ---------------------------
      3) Filing Party:   Not Applicable
                      ----------------------------------------------------------
      4) Date Filed:   Not Applicable
                    ------------------------------------------------------------

                       [WHITNEY HOLDING CORPORATION LOGO]


March 15, 1996

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

         The Annual Meeting of Shareholders of Whitney Holding Corporation (the "Company") will be held on the eleventh floor, Pan-American Life Center, 601 Poydras Street, New Orleans, Louisiana, on Wednesday, April 24, 1996, at 10:30 a.m., for the purposes of considering and voting upon:

                  1. Election of two directors to serve until the 2001 Annual Meeting, or until their successors are elected and qualified.

                  2. Ratification of the selection of Arthur Andersen LLP as independent public accountants to audit the books of the Company and its subsidiaries for 1996.

                  3. Proposal   to   amend   the  Whitney  Holding   Corporation
         Directors' Compensation Plan.

                  4. Such other business as may properly come before the meeting or any adjournments thereof.

         The close of business on February 28, 1996, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                                            By  order of the Board of Directors.


                                            /s/ JOSEPH S. SCHWERTZ, JR.

                                            JOSEPH S. SCHWERTZ, JR.
                                            Secretary


--------------------------------------------------------------------------------
              228 St. Charles Avenue, New Orleans, Louisiana 70130







                             YOUR VOTE IS IMPORTANT

         Whether or not you expect to attend the meeting, please mark, date, sign and promptly return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. You may, of course, later revoke your proxy and vote in person.

                       [WHITNEY HOLDING CORPORATION LOGO]


                             228 ST. CHARLES AVENUE
                          NEW ORLEANS, LOUISIANA 70130

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

         The enclosed proxy is solicited by the Board of Directors of Whitney Holding Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on April 24, 1996 and at any adjournments thereof. If properly and timely completed and returned, the proxy will be voted in the manner you specify thereon. If no manner is specified, the proxy will be voted FOR election of the nominees for directors hereinafter named, FOR ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants, and FOR the amendment to the Directors' Compensation Plan.

         The proxy may be revoked by giving written notice of revocation to the Company's secretary or by filing a properly executed proxy of later date with the secretary at or before the meeting.

         The cost of soliciting proxies will be borne by the Company. Directors, officers and regular employees of the Company and its banking subsidiaries, Whitney National Bank (the "Louisiana Bank") and Whitney Bank of Alabama (the "Alabama Bank"), may solicit proxies by mail, telephone, telecopier and personal interview, but will not receive additional compensation therefor.

         All share and per-share figures in the Proxy Statement give effect to the three-for-two stock splits effective February 22, 1993 and November 29, 1993.

         This Proxy Statement and related materials will first be mailed to shareholders on or about March 15, 1996.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
         Only shareholders of record as of the close of business on February 28, 1996 are entitled to notice of and to vote at the meeting. On that date, 14,895,830 shares of common stock (being the Company's only class of authorized stock) were outstanding. Each share is entitled to one vote.

         The following table provides information concerning the only shareholder known by the Company to be the beneficial owner (as determined in accordance with Rule 13d-3 of the Securities and Exchange Commission) of more than 5% of its outstanding stock as of February 28, 1996.


         NAME AND ADDRESS                                          SHARES BENEFICIALLY         PERCENT OF
         OF BENEFICIAL OWNER                                            OWNED (1)                 CLASS
         -------------------                                       --------------------        ----------
         Estate of William G. Helis................................    1,029,113                  6.91%
           a Louisiana partnership
           912 Whitney Building
           New Orleans, Louisiana 70130
------------------------

(1)      Includes  direct and indirect  ownership.  Based on Amendment  No. 1 to
         Schedule 13D, dated December 31, 1990 as filed with the Securities and Exchange Commission. David A. Kerstein, an attorney, has shared voting and investment power with respect to the shares shown by virtue of his status as co-executor, co-administrator and co-trustee for, and under revocable delegations of authority given by, several successions, trusts and natural persons who in the aggregate have a 100% partnership interest, and under a revocable delegation of authority given by the partnership itself. Mr. Kerstein also has shared voting and investment power with respect to 96,509 shares owned by the Succession of William
         G. Helis, Jr., of which he serves as co-executor. Mr. Kerstein disclaims beneficial ownership of all such shares, which aggregates 7.56% of the Company's outstanding stock.

                                        1

                              ELECTION OF DIRECTORS

         The Company's charter provides for a classified Board of Directors, composed of not less than five nor more than twenty-five persons, divided into five classes serving staggered five-year terms, with the exact number of directors to be fixed by the Board. By Board resolution, the number of directors has been set at sixteen, of whom two are to be elected this year. The Board nominates William A. Hines and William P. Snyder III. Messrs. Hines and Snyder, who were elected at prior shareholders' meetings, are nominated to serve until the 2001 Annual Meeting. Should any of the nominees become unavailable for election, which is not anticipated, proxy holders may in their discretion vote for other nominees recommended by the Board.

         Directors will be elected by plurality of the votes actually cast. Abstentions and broker nonvotes will be disregarded.

         The following table includes information furnished by the respective nominees and directors with regard to their principal occupations for the last five years, directorships of other public companies and beneficial ownership of the Company's outstanding stock as of December 31, 1995, as well as the beneficial ownership of each of the named executive officers in the Summary Compensation Table (as determined in accordance with Rule 13d-3 of the Securities and Exchange Commission).

                                                                                                        SHARES         PERCENT
                                                                            DIRECTOR       TERM      BENEFICIALLY        OF
NAME AND AGE                        PRINCIPAL OCCUPATION                     SINCE        EXPIRES      OWNED (1)        CLASS
------------                        --------------------                    --------      -------    ------------      -------
NOMINEES FOR TERM EXPIRING 2001

William A. Hines, 59                Chairman of the Board,                  1986          1996       151,300(2)(9)     1.02
                                    Midland Pipe Corporation
                                    (sale of oil field
                                    country tubular goods)

W.P. Snyder III, 77                 Director, H.J. Heinz Co. and            1965          1996       315,937(2)(17)    2.12
                                    President and Director, The
                                    Wilpen Group, Inc. (investments)
DIRECTORS WITH CONTINUING TERMS

Harry J. Blumenthal, Jr., 50        President, Blumenthal                   1993          1999        14,225(2)(3)     *
                                    Print Works, Inc.
                                    (textiles manufacturing)

Joel B. Bullard, Jr., 45            President, Joe Bullard                  1994          1999        11,765(2)(4)     *
                                    Automotive Companies

James M. Cain, 62                   Former Vice Chairman, Entergy           1987          1997         4,489(2)(5)     *
                                    Corp, (utility holding company) from
                                    February 1, 1991 to September 1, 1993;
                                    former Chairman of the Board and Chief
                                    Executive Officer from 1988 to 1993 and
                                    former President, Louisiana Power and
                                    Light Company (electric utility);
                                    Director, President and Chief
                                    Executive Officer of New Orleans
                                    Public Service, Inc. from 1978 to
                                    1991, and remaining a Director to
                                    present; Director, Delchamps, Inc.


                                        2

                                                                                                       SHARES         PERCENT
                                                                            DIRECTOR       TERM      BENEFICIALLY        OF
NAME AND AGE                        PRINCIPAL OCCUPATION                     SINCE        EXPIRES      OWNED (1)        CLASS
------------                        --------------------                    --------      -------    ------------      -------
Angus R. Cooper, II, 53             Chairman and Chief Executive            1994          1999        69,550(2)(6)     *
                                    Officer, Cooper/T. Smith Corp.
                                    (shipping service company)

Robert H. Crosby, Jr., 75           Chairman of the Board and               1972          1997        12,448(2)(7)     *
                                    Chief Executive Officer,
                                    Crosby Land & Resources
                                    (timberland holdings, oil
                                    and gas production)

Richard B. Crowell, 57              Attorney, Crowell & Owens               1983          1997       161,033(2)(8)     1.08


Robert E. Howson, 64                Chairman of the Board and               1989          2000         2,650(2)(10)    *
                                    Chief Executive Officer of
                                    McDermott International, Inc.
                                    and of McDermott Incorporated
                                    (marine construction services
                                    and power generation systems)

John J. Kelly, 61                   President, Textron Marine               1986          2000         4,628(2)(11)    *
                                    and Land Systems (designs
                                    and builds advanced
                                    technology vehicles
                                    and ships)

E. James Kock, Jr., 67              Former President: Bowie                 1965          1998       131,784(2)(12)    *
                                    Lumber Associates, Downmans
                                    Associates, Jeanerette Lumber &
                                    Shingle Co., Ltd. and White
                                    Castle Lumber & Shingle Co., LTD.
                                    (land and timber holdings, and
                                    investments) from 1965 to 1993

William L. Marks, 52                Chairman of the Board and               1990          2000       181,315(13)       1.22
                                    Chief Executive Officer of
                                    the Louisiana Bank and
                                    the Company; Director, the
                                    Alabama Bank

R. King Milling, 55                 President, the Louisiana                1979          1998        75,474(14)       *
                                    Bank and the Company; Director,
                                    the Alabama Bank

John G. Phillips, 73                Former Chairman of the Board            1972          1998         5,675(2)(15)    *
                                    and Chief Executive Officer, The
                                    Louisiana Land and Exploration
                                    Company (oil and gas exploration
                                    and production)



                                        3


                                                                                                       SHARES         PERCENT
                                                                            DIRECTOR       TERM      BENEFICIALLY        OF
NAME AND AGE                        PRINCIPAL OCCUPATION                     SINCE        EXPIRES      OWNED (1)        CLASS
------------                        --------------------                    --------      -------    ------------      -------
John K. Roberts, Jr., 59            President and Chief Executive           1985          1997       108,100(2)(16)    *
                                    Officer, Pan-American Life
                                    Insurance Company (markets and
                                    services life, health and
                                    retirement insurance); Director,
                                    Pan-American Financial Services,
                                    Inc.

Warren K. Watters, 68               President, Reilly-Benton                1986          2000         6,950(2)(18)    *
                                    Company, Inc. (fabrication
                                    and wholesale distribution of
                                    marine and commercial
                                    construction materials)

Executive Officers

Edward B. Grimball, 51              Executive Vice President and               -             -        46,000(19)       *
                                    Chief Financial Officer of the
                                    Louisiana Bank and the Company;
                                    Chief Financial Officer and
                                    Investment Officer of the
                                    Alabama Bank

Kenneth A. Lawder, Jr., 55          Executive Vice President                   -             -        47,241(20)       *
                                    of the Company and the
                                    Louisiana Bank

John C. Hope, III, 47               Executive Vice President
                                    of the Company;  and                       -             -        31,740(21)       *
                                    Chairman and Chief Executive
                                    Officer of the Alabama Bank

All 22 directors and executive officers of
  the Company as a group                                                                           1,965,064(22)      13.19%
---------------------

 *       Less than 1%

(1) Ownership shown includes direct and indirect ownership and, unless otherwise noted, also includes sole investment and voting power with respect to reported holdings.

(2) With the exception of Messrs. Bullard and Cooper, who joined the Company's Board after the initial options were granted, and Mr. Crowell who exercised his initial options, these totals include options to purchase the following shares of common stock pursuant to the Directors' Compensation Plan: 1,000 shares at a price of $26.25 per share exercisable at any time through June 30, 2004 and 1,000 shares at a price of $26.75 per share exercisable at any time through June 30, 2005.

(3) Mr. Blumenthal is a member of the Company's and the Louisiana Bank's Executive Committees. His total shares include shared voting and investment power with respect to 7,425 shares owned by a member of Mr. Blumenthal's family, for which beneficial ownership is disclaimed.

(4) Mr. Bullard is a member of the Alabama Bank's Board of Directors and serves on its Audit Committee. His


                                        4




         total shares include 2,250 shares in a profit sharing trust, and 4,500 shares in family trusts, for which beneficial ownership is disclaimed.

(5)      Mr. Cain  is  a  member  of  the  Company's  and  the  Louisiana Bank's
         Executive and Nominating Committees. He is also a member of the Louisiana Bank's Audit Committee.

(6) Mr. Cooper is a member of the Alabama Bank's Board of Directors and serves on its Audit Committee. His total shares include 4,650 shares owned by the estate of his spouse, for which beneficial ownership is disclaimed. Also includes 4,000 shares owned by Mr. Cooper's four minor children in an account over which he is custodian and for which beneficial ownership is disclaimed.

(7) Mr. Crosby is a member of the Company's and the Louisiana Bank's Executive and Compensation Committees. He is also a member of the Louisiana Bank's Trust Committee. His total shares include 450 shares owned by a member of his family and 6,750 shares owned by a partnership of which Mr. Crosby is an officer and a director of a corporate general partner and in which he has a beneficial interest. Also includes 23 shares owned by an investment club of which a member of Mr. Crosby's family is a member.

(8) Mr. Crowell is a member of the Louisiana Bank's Audit Committee. His total shares include 56,553 shares owned by members of Mr. Crowell's family and family trusts, for which beneficial ownership is disclaimed.

(9) Mr. Hines is a member of the Company's and the Louisiana Bank's Executive Committees. His total shares include 5,000 shares owned by a relative of Mr. Hines for which beneficial ownership is disclaimed.

(10) Mr. Howson is a member of the Company's and the Louisiana Bank's Compensation Committees.

(11) Mr. Kelly is a member of the Company's and the Louisiana Bank's Executive Committees and the Louisiana Bank's Audit Committee.

(12)     Mr.  Kock  is a  member  of the  Company's  and  the  Louisiana  Bank's
         Executive and Nominating Committees. He is also a member of the Louisiana Bank's Trust Committee. His total shares include 8,440 shares over which Mr. Kock holds a usufruct, 83,700 shares owned by two companies of which Mr. Kock is a director and shareholder and in which he has a beneficial interest, 4,308 shares owned by several trusts for the benefit of his children, for which he serves as trustee and for which beneficial ownership is disclaimed and 3,578 shares owned by members of Mr. Kock's family, for which he disclaims beneficial ownership.

(13) Mr. Marks is a member of the Alabama Bank's Board of Directors and serves on its Executive and Nominating Committees. He is an ex-officio member of the Louisiana Bank's Executive and Nominating Committees and is a member of the Company's Executive Committee and the Louisiana Bank's Trust Committee. His shares include the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive
         Program: 41,500 shares of restricted stock; options on 15,000 shares of stock, which may be exercised at any time through June 22, 2003 at a price of $19.42 per share; options on 15,000 shares of stock which may be exercised at any time through July 26, 2004 at a price of $28.00 per share; and options on 18,000 shares of stock, which may be exercised at any time through July 25, 2005 at a price of $28.875 per share. Also includes options on 33,750 shares of stock which may be exercised at any time through February 28, 2000 at a price of $18.11 per share and 1,354 shares of stock held for the benefit of Mr. Marks in the Company's 401(k) plan.

(14) Mr. Milling is a member of the Alabama Bank's Board of Directors and serves on its Executive Committee. He is an ex-officio member of the Louisiana Bank's Executive and Trust Committees and is a member of the Company's Executive Committee. His total shares include shared voting and investment power with respect to 2,767 shares owned by members of Mr. Milling's family. Also includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive
         Program: 17,250 shares of restricted stock; options on 9,000 shares of stock, which may be exercised at any time through June 22, 2003 at a price of $19.42 per share; options on 6,000 shares of stock which may be exercised at any time through July 26, 2004 at a price of $28.00 per share; and options on 6,000 shares of stock which may be exercised

                                        5




         at any time through July 25, 2005 at a price of $28.875 per share. Also includes 2,433 shares of stock held for the benefit of Mr. Milling in the Company's 401(k) plan.

(15) Mr. Phillips is a member of the Company's and the Louisiana Bank's Compensation Committee.

(16) Mr. Roberts is a member of the Company's and the Louisiana Bank's Executive Committees. He is also a member of the Louisiana Bank's Audit Committee. His total shares include shared investment and voting power with respect to 95,550 shares owned by a company having an investment committee of which Mr. Roberts is a member.

(17) Includes shared investment and voting power with respect to 24,705 shares owned by a charitable trust of which Mr. Snyder is one of three co-trustees.

(18) Mr. Watters is a member of the Company's and the Louisiana Bank's Executive and Nominating Committees and is a member of the Louisiana Bank's Trust Committee.

(19) Includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive Program: 11,500 shares of restricted stock; options on 13,400 shares of stock, which may be exercised at any time through May 27, 2002 at a price of $13.22 per share; options on 9,000 shares of stock which may be exercised at any time through June 22, 2003 at a price of $19.42 per share; options on 6,000 shares of stock which may be exercised at any time through July 26, 2004 at a price of $28.00 per share; and options on 6,000 shares of stock which may be exercised at any time through July 25, 2005 at a price of $28.875 per share.

(20) Includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive Program: 11,500 shares of restricted stock; options on 11,850 shares of stock, which may be exercised at any time through May 27, 2002 at a price of $13.22 per share; options on 9,000 shares of stock which may be exercised at any time through June 22, 2003 at a price of $19.42 per share; options on 6,000 shares of stock which may be exercised at any time through July 26, 2004 at a price of $28.00 per share; and options on 6,000 shares of stock which may be exercised at any time through July 25, 2005 at a price of $28.75 per share. Mr. Lawder's total also includes 824 shares held for the benefit of Mr. Lawder in the Company's 401(k) plan.

(21) Includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive program: 12,100 shares of restricted stock and options on 6,000 shares of stock, which may be exercised at any time through July 25, 2005 at a price of $28.875 per share. Also includes 1,350 shares owned by Mr. Hope's minor children for which beneficial ownership is disclaimed.

(22) The Louisiana Bank serves as trustee of the Louisiana Bank's Savings Plus Trust, which holds 283,479 shares (1.90%). An executive officer of the Company serves with other Louisiana Bank employees on a committee which makes voting decisions with respect to these shares. The Louisiana Bank also serves as trustee of the Louisiana Bank's Retirement Trust, which holds 239,555 shares (1.61%). An executive officer of the Company serves with other Bank employees on a committee which makes voting and investment decisions with respect to these shares. Such shares have been included only once in calculating the beneficial ownership of all officers and directors as a group.


                 PROPOSAL TO AMEND DIRECTORS' COMPENSATION PLAN
GENERAL

         On April 27, 1994, the shareholders of the Company approved the Directors' Compensation Plan (the "Plan"). The purpose of the Plan is to ensure that each director who is not a common-law employee of the Company or its affiliates (a "Director") acquires and maintains an appropriate equity interest in the Company through ownership of the Company's no-par value common stock ("Common Stock"). As of December 31, 1995, fourteen Directors were covered under the Plan.

         As presently stated, the Plan, among other grants and awards, provides for the transfer of 150 shares of Common Stock, without payment, on the last day of the second calendar quarter (the "Stock Transfer Date") to each Director serving on such date. For further information concerning the Plan, see "Information Concerning Management - Compensation of Directors".

DESCRIPTION OF AMENDMENT

         On July 25, 1995, the Compensation Committee of the Board of Directors of the Company, in order to bring the compensation of the Directors more closely in line with that paid to directors of other financial institutions of similar size and to further enhance the Common Stock ownership of the Directors, recommended the adoption of an amendment to the Plan (the "Amendment") to increase the number of shares of Common Stock transferred annually to each Director from 150 to 300, such increase to be effective as of June 30, 1996. On July 26, 1995, the Board of Directors of the Company unanimously adopted the Compensation Committee's recommendation and on February 28, 1996, the Amendment was adopted by the Board of Directors.

         The approximate value of the increase in the award of Common Stock to be received by each Director in 1996 pursuant to the Plan, as proposed to be amended, is $4,700. Values are based on the mean of the closing bid and asked prices of the Company's Common Stock on March 5, 1996, as quoted on NASDAQ.

FEDERAL INCOME TAX CONSEQUENCES

         A Director who receives an award under the Plan consisting of shares of Common Stock will recognize ordinary income when the restrictions on the sale of such shares under Section 16(b) of the Securities Exchange Act of 1934, as amended, from time to time (the "Act") expire, and the Company will be entitled to a deduction equal to the amount the Director is required to treat as ordinary income.

         This summary of federal income tax consequences of stock awards does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code of 1986, as amended. There also may be state and local income tax consequences applicable to the grant and sale of stock acquired under the Plan.

PARTICIPATION IN THE DIRECTOR PLAN

         Participation in the Plan is automatic for all Directors of the Company meeting the eligibility requirements for grants. As of December 31, 1995, 3,900 shares of the Common Stock have been awarded to the Directors pursuant to the Plan.

AMENDMENT OF THE PLAN

         The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment (except for amendments adopted for the purpose of causing the Plan to comply with the requirements of Rule 16b-3 under the Act) or discontinuance may change or impair, without the consent of each Director, the value of such Director's account maintained under the Plan in connection with the prior award of Common Stock. Further, no such amendment (except for amendments adopted for the purpose of causing the Plan to comply with the requirements of Rule 16b-3 under the Act) or discontinuance may, without the consent of the shareholders of the Company, (a) increase the maximum number of shares of Common Stock which may be issued to all Directors under the Plan, (b) change or expand the types of benefits related to Common Stock that may be granted or otherwise made available under the Plan, (c) change the class of persons eligible to receive benefits under the Plan, or (d) materially increase the benefits accruing to Directors under the Plan.

         A copy of the Amendment is attached as Exhibit A to this proxy statement.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

         The effectiveness of the Amendment is conditioned upon shareholder approval. The Amendment must be approved by the affirmative vote of a majority of the voting power present or represented at the meeting. Abstentions will be included but broker nonvotes will be excluded in calculating the voting power present or represented at the meeting for purposes of approving the Amendment.

         The Board of Directors believes that approval of the Amendment is in the best interests of the Company and its shareholders because it brings the compensation that the Company pays to its Directors in line with that paid to directors of other financial institutions of similar size, while at the same time increasing the Common Stock ownership of the Directors. The Board of Directors recommends a vote FOR approval of the Amendment.

                        INFORMATION CONCERNING MANAGEMENT

         BOARD COMMITTEES. The Company has no standing audit committee or other committee performing similar functions. The Company has a Nominating Committee composed of Messrs. Cain, Kock, and Watters. The Nominating Committee, whose functions and operating procedures have not yet been fully delineated, held no meetings during the year. The Company has a Compensation Committee consisting of Messrs. Crosby, Howson, and Phillips, as discussed below.

         The Louisiana and Alabama Banks have Audit Committees that function primarily to evaluate the scope and results of activities of internal and external auditors. The Louisiana Bank's Audit Committee, which meets quarterly, is composed of not less than three members who are appointed each meeting. Messrs. Cain, Crowell, Kelly, and Roberts served as committee members during 1995. The Alabama Bank Audit Committee, which is composed of Messrs. Beard, Bullard, Cooper, and Weber, did not meet in 1995.

         During 1995, the Board of Directors of the Company held 12 meetings. All directors other than Messrs. Hines and Snyder attended at least 75% of the aggregate number of meetings of the Company's Board of Directors and the committees of the Company on which they served.

         COMPENSATION OF DIRECTORS. Although the Company did not compensate directors for attendance at its meetings during 1995, the Louisiana Bank paid its non-officer directors annual fees of $10,000 and $500 for each day on which the director attended one or more Board meetings, Executive Committee meetings, Trust Committee meetings, Audit Committee meetings or Compensation Committee meetings. In July, 1995, the Compensation Committee and the Board voted to increase these fees effective August 1, 1995 to $12,000 annually and $750 for each day in which meetings were attended. The Alabama Bank directors receive annual fees of $1,500 and $500 for attendance at each Board meeting and $300 per meeting for attendance at meetings of the Executive Committee, Trust Committee, Audit Committee, or Nominating Committee.

         In 1994, the Company's shareholders approved the Directors' Compensation Plan for the purpose of ensuring that each director who is not an employee of the Company or its subsidiaries acquires and maintains an appropriate equity interest in the Company through ownership of the Company's common stock. In addition, this plan amended and restated the Unfunded Plan of Deferred Compensation adopted in November, 1990. For each director, the plan, as presently stated, provides for (a) the annual award of 150 shares of common stock, (b) the annual grant of 1,000 non-qualified stock options, and (c) the voluntary deferral of all or a portion of the stock award and/or the fees otherwise payable annually to the directors. A proposal to amend the plan is being submitted to the shareholders of the Company in this proxy statement. For more information concerning the proposed amendment, see "Proposal to Amend Directors' Compensation Plan."

         Any deferred amounts are credited to an account maintained by the Company for the benefit of each director. The plan permits each director to allocate, from time to time, deferred amounts among an equity fund, a fixed income fund, a money market fund, and credits representing shares of the Company's common stock. Earnings and losses are periodically credited to each account based upon such investment allocations; however, there is no requirement that the Company actually acquire any asset subject to allocation by the director. The Company established a rabbi trust in connection with the funding of this account. Each year during the continuation of this plan, it is the

Company's intent to contribute to this trust in order to fund its obligations thereunder.

         Benefits under the plan are distributed as of the date designated by each director, generally after the date the director ceases to serve as a member of the Board of Directors of the Company. Benefits are equal to the amount credited to a director's account at the time of distribution.



                             EXECUTIVE COMPENSATION

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors of the Company is responsible for approving the salaries of the executive officers who are also directors of the Company as well as reviewing the compensation of the other executive officers. The Committee also has the responsibility to perform a more general review of the salaries of other officers, develop and administer executive compensation and benefit plans, and review and approve other employee benefit plans that may be appropriate for the Committee to consider. The Committee is composed of three independent, non-employee directors, of which one is elected Chairman. In conducting its business, the Committee met five times during 1995.

         Discussions, recommendations, and determinations of the Committee are made on the basis of an assessment of corporate performance and a review of supporting data, banking industry and peer standards, general marketplace data, and regional and national economic considerations. The Committee uses outside, independent benefits and compensation specialists and related outside surveys as the need for such arises.

         The Company's executive compensation program is designed to provide a competitive level of pay that rewards performance as well as enables the Company to attract and retain qualified senior executives. Base pay is targeted at a level that is competitive with the overall banking industry and a group of peer banks. As presented in the Summary Compensation Table, in addition to base salary, the executive officers are participants in the Executive Compensation Plan (an annual incentive plan) and the Long-Term Incentive Program, both of which were established by the Committee in 1992. Executive agreements addressing issues of change in control were implemented in 1992 and revised in 1993.

         The Committee established the salary of William L. Marks, Chairman and Chief Executive Officer of the Company and the Louisiana Bank, at $575,000 effective July 1, 1995, an annualized increase of $25,000 or 4.5%.

         Executive Compensation Plan. The Executive Compensation Plan, which addresses incentive compensation, was developed to "optimize the profitability and growth of the Company and motivate certain officers, executive personnel, and other key employees of the Company through the award of compensation based on the attainment of stated performance objectives." The criteria used to measure company performance in 1995 were return on average assets (ROA) and return on average equity (ROE). These two performance criteria are among the most frequently used measures of financial performance in the banking industry. Each measurement criterion is weighted equally to arrive at an overall composite performance rating. Actual Company performance is ranked in comparison to the performance of a defined peer group of thirteen high performing banks in the South Central United States and this ranking is compared to established Company performance objectives. The Chief Executive Officer's performance is measured on the fulfillment of these corporate performance objectives. Other executive officers, as well as other officers participating in the Executive Compensation Plan, are measured on a combination of these corporate performance objectives and individual performance objectives related to that executive's area of responsibility. All individual objectives support achieving the overall corporate goals.

         Incentive compensation awards in 1995 were predicated upon the Company reaching a minimum threshold of performance. The minimum performance threshold was exceeded and actual performance, as provided for by the Plan, was utilized to calculate the incentive awards payable to participants.

         The Committee was responsible for the evaluation of corporate and individual performance and for making all awards under the plan, which included a total of $789,586 awarded to Messrs. Marks, Milling, Grimball, Lawder and Hope as participants during fiscal 1995. Of this amount, $337,519 was awarded to Mr. Marks, which represented an amount equal to 60% of his salary.

         Long-Term Incentive Program. The Long-Term Incentive Program ("LTIP") was established "to increase shareholder value, to advance the interests of the Company, and to attract, retain, and motivate certain officers, executive personnel, and other key employees through the grant or award of stock-based incentive compensation." The LTIP, which was approved by vote of the shareholders of the Company in 1992, is administered by the Compensation Committee which designates the participants and grants any awards under the plan. The incentives available under the LTIP are:

                  (1) stock options, which may be either non-statutory stock options or incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended;

                  (2) restricted  stock,  shares  of  common  stock  subject  to
         restrictions   on   transfer,  forfeitability   provisions   or   other
         limitations;

                  (3) performance shares, shares of common stock which may be subject to the attainment of specified performance objectives; and

                  (4) phantom shares, equity awards which are related to the value of shares of common stock.

         During 1995, awards of stock options and restricted stock were granted to the Chief Executive Officer and the other named executive officers, as detailed in the compensation tables shown herein, and certain other officers. In granting these awards, the Committee took particular note of management's progress over the past years toward correcting identified deficiencies, strengthening internal policies and procedures, and improving corporate profitability. In establishing the level of grants to the Chief Executive Officer, the Committee considered overall compensation data from banking industry sources and peer bank holding companies as well as the Committee's assessment of the Chief Executive Officer's current performance and the expectations of his future contributions to the Company's long-term performance goals. These same measures, along with the Chief Executive Officer's recommendations, were applied in awarding grants to the other officers.

         Executive Agreements. The Company and the Louisiana and Alabama Banks have entered into separate agreements with Messrs. Marks, Milling, Grimball, Lawder and Hope providing for compensation and severance benefits upon the termination of employment under certain circumstances following a change in control of the Company or the Banks.

         Generally, under the agreements, a change in control of the Company or the Banks will be deemed to have occurred if (i) any person acquires or becomes the beneficial owner of more than 20% of the Company's outstanding common stock without the approval of the Company's Board of Directors, (ii) the Federal Deposit Insurance Corporation or any other regulatory agency takes certain actions in connection with the reorganization or liquidation of the Banks, (iii) the Company or the Banks enter into a merger or consolidation, or sell all or substantially all of their stock or assets, without the surviving or acquiring corporation agreeing to assume the obligations of the Company or the Banks under the agreements, or (iv) there is a change in the majority of the members of the Company's or the Banks' Boards of Directors.

         Under each agreement, if the Company or a Bank terminates the employment of the officer without cause, or if the officer resigns during the three year period following a change in control as a result of a change or diminution of his duties, responsibilities, title, compensation, working conditions or general status with the Company or the Banks, he will be entitled to special severance benefits including, among other things, a sum equal to 300% of his annual salary and substantially all of the amounts that are payable to him under the Company's and the Banks' employee and executive benefit plans.

         Other Responsibilities. The Committee reviews the provisions and scope of other employee benefit plans, such as the Retirement Plan and the Savings Plus Plan (formerly the Thrift Incentive Plan), and recommends to the

Board of Directors any changes to such plans that it deems appropriate and/or the adoption of any new qualified or non-qualified plans. (The Retirement Plan and the Savings Plus Plan are discussed elsewhere in this proxy statement.) In addition to the foregoing, the Committee also reviews any other matters with respect to the management of employee incentives, compensation and benefits, and if it believes that action by the Board of Directors may be suitable, the Committee makes recommendations concerning those matters to the Board.

         The Committee believes that the executive compensation policies and programs of the Company serve the best interest of its shareholders and that the combination of a sound base salary program, a competitive short-term cash bonus incentive plan, and strong long-term incentives provides a foundation for the continued success of the Company.

                             Compensation Committee of the Board of Directors Robert E. Howson, Chairman
                             Robert H. Crosby, Jr.
                             John G. Phillips




I. SUMMARY COMPENSATION TABLE



                                            ANNUAL COMPENSATION                  LONG-TERM COMPENSATION AWARDS(12)
                                     ----------------------------------   ------------------------------------------------
                                                                                    RESTRICTED
                                                                                 STOCK AWARDS(14)
                                                                          ------------------------------

                                                                                                      OPTIONS
              NAME AND                                                                    DOLLAR     NUMBER OF        ALL OTHER
          PRINCIPAL POSITION          YEAR       SALARY      BONUS(11)     SHARES(13)     VALUE      SHARES(13)      COMPENSATION
          ------------------          ----      --------     ---------    -----------    --------    ----------      ------------
William L. Marks...................   1995      $562,532     $337,519      10,000 (2)    $287,500     18,000           $4,792 (6)
      Chairman & Chief Executive      1994       525,000      393,750       9,000 (3)     252,000     15,000            4,613
      Officer of the Company and
      the Louisiana Bank              1993       500,000      366,500       9,000 (4)     174,750     15,000            3,575

R. King Milling....................   1995      $375,014     $168,756       3,000 (2)     $86,625      6,000           $6,051 (7)
      President of the Company        1994       375,000      210,938       3,000 (3)      84,000      6,000            4,613
      and the Louisiana Bank          1993       375,000      210,450       4,500 (4)      87,375      9,000            3,575

Kenneth A. Lawder, Jr..............   1995      $236,074     $106,211       2,000 (2)     $57,750      6,000           $4,917 (8)
      Executive Vice President of the 1994       221,010      124,318       2,000 (3)      56,000      6,000            4,613
      Company and the Louisiana
      Bank                            1993       212,000      118,974       3,000 (4)      58,250      9,000            3,450

Edward B. Grimball.................   1995      $201,004      $90,452       2,000 (2)     $57,750      6,000           $4,833 (9)
      Executive Vice President and    1994       185,000       84,813       2,000 (3)      56,000      6,000            4,422
      Chief Financial Officer of the
      Company and the Louisiana
      Bank; Chief Financial Officer
      and Investment Officer of the
      Alabama Bank                    1993       175,000       93,835       3,000 (4)      58,250      9,000            2,245

John C. Hope, III.................... 1995      $192,552      $86,648       2,000 (2)     $57,750      6,000          $68,045 (10)
      Executive Vice President of the 1994 (1)    33,765            -      10,100 (5)     244,925          -               96
      Company and Chairman & Chief
      Executive Officer of the Alabama
      Bank                            1993             -            -           -               -          -                -
-----------------------

(1)      Mr. Hope was employed by the Company effective October 28, 1994.

(2) Restricted stock vests July 25, 2000 upon completion of certain employment requirements. The grant was awarded July 25, 1995 and is valued at $28.875 per share, the market price on the award date.

(3) Restricted stock vests July 27, 1999 upon completion of certain employment requirements. The grant was awarded July 27, 1994 and is valued at $28.00 per share, the market price on the award date.

(4) Restricted stock vests June 22, 1998 upon completion of certain employment requirements. The grant was awarded June 22, 1993 and is valued at $19.42 per share, the market price on the award date, after giving effect to the three for two stock split effective November 29, 1993.

(5) Restricted stock vests May 27, 1997 upon completion of certain employment requirements. The grant was awarded October 28, 1994 and is valued at $24.25 per share, the market price on the award date.

(6) This represents $2,016 in imputed income for group term life insurance and $2,776 in matching contributions under the Savings Plus 401(k) Plan.


                                       12




(7) This represents $3,150 in imputed income for group term life insurance and $2,901 in matching contributions under the Savings Plus 401(k) Plan.

(8) This represents $2,016 in imputed income for group term life insurance and $2,901 in matching contributions under the Savings Plus 401(k) Plan.

(9) This represents $1,982 in imputed income for group term life insurance and $2,901 in matching contributions under the Savings Plus 401(k) Plan.

(10) This represents $1,155 in imputed income for group term life insurance, $1,890 in matching contributions under the Savings Plus 401(k) Plan and $65,000 in relocation and recruitment incentives.

(11) All bonuses have been paid under the Executive Compensation Plan (annual incentive plan).

(12)     All awards have been made under the Long Term Incentive Plan.

(13) The number of shares gives effect to the three-for-two stock splits on February 22, 1993 and November 29, 1993.

(14) The restricted stock shares shown in the table represent restricted stock holdings of the named executive officers. The dollar values in the table were calculated using the market price of the Company's common stock on the date of award. The aggregate value of the restricted stock holdings granted in 1993, 1994 and 1995 for each named executive officer calculated using the market price of the Company's common stock as of December 31, 1995 were as follows: Mr. Marks, $868,000; Mr. Milling, $325,500; Mr. Lawder, $217,000; Mr. Grimball,
         $217,000; Mr. Hope, $375,100. Dividends are paid in full on such restricted shares.


                                       13

II. OPTION GRANTS TABLE


                                                          OPTION GRANTS IN 1995

                                                                                                            POTENTIAL REALIZABLE
                                                                                                              VALUE AT ASSUMED
                                                                                                              ANNUAL RATES OF
                                                                                                         STOCK PRICE APPRECIATION
                                                                INDIVIDUAL GRANTS                             FOR OPTION TERM
                                      ----------------------------------------------------------------------------------------------
                                          NUMBER OF      % OF TOTAL
                                          SECURITIES      OPTIONS
                                          UNDERLYING      GRANTED       EXERCISE OR
                                           OPTIONS      TO EMPLOYEES    BASE PRICE     EXPIRATION
                 NAME                      GRANTED        IN 1995      (PER SHARE)        DATE              5%               10%
------------------------------------------------------------------------------------------------------------------------------------
William L. Marks......................     18,000         21.75%         $28.875        7/25/2005        $326,900          $828,300

R. King Milling.......................      6,000          7.25%         $28.875        7/25/2005         109,000           276,100

Edward B. Grimball....................      6,000          7.25%         $28.875        7/25/2005         109,000           276,100

Kenneth A. Lawder, Jr.................      6,000          7.25%         $28.875        7/25/2005         109,000           276,100

John C. Hope, III.....................      6,000          7.25%         $28.875        7/25/2005         109,000           276,100


Named executive officers'
   assumed value gained as a
   % of all shareholders' gains
       Officers.......................                                                                   $762,900        $1,932,700
       Shareholders...................                                                               $270,174,900      $684,676,200
       % of gain pertaining to
         officers' options............                                                                      0.28%             0.28%

III. OPTION EXERCISES AND YEAR-END VALUE TABLE(1)


                AGGREGATED OPTION EXERCISES IN 1995, AND YEAR-END OPTION VALUE

                                                                        NUMBER OF
                                                                       SECURITIES              VALUE OF
                                                                       UNDERLYING             UNEXERCISED
                                                                       UNEXERCISED           IN-THE-MONEY
                                                                       OPTIONS AT             OPTIONS AT
                                                                    DECEMBER 31, 1995      DECEMBER 31, 1995
                                  SHARES ACQUIRED       VALUE     -------------------- ---------------------
NAME                                ON EXERCISE        REALIZED       ALL EXERCISABLE        ALL EXERCISABLE
------------------------------ ------------------ --------------- -------------------- ---------------------
William L. Marks                              -              -                 81,750              $692,000
R. King Milling                               -              -                 21,000               135,000
Edward B. Grimball                            -              -                 34,400               373,200
Kenneth A. Lawder, Jr.                        -              -                 32,850               345,700
John C. Hope, III                             -              -                  6,000                12,800
------------------------------

     (1) All figures in this table give effect to the three-for-two stock splits effective February 22, 1993 and November 29, 1993.

                                PERFORMANCE GRAPH

         The accompanying graph shows the comparative total economic return, including the reinvestment of cash dividends received and the effects of stock price appreciation or depreciation, of the common stock of the Company, of all U.S. common stocks listed on the NASDAQ system, and of the bank stocks of the KBW 50 Total Return Index, a proprietary bank stock index of Keefe, Bruyette & Woods, Inc., which tracks the returns of 50 large banking companies throughout the United States.


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                                    [GRAPH]

                                                      Cumulative Total Return for the Year
                                      --------------------------------------------------------------------
                                         1991           1992           1993           1994            1995
                                      -------        -------        -------        -------         -------
Whitney Holding
  Corporation Common Stock.........     93.53         157.27         228.04         223.86          335.58
KBW 50 Total Return Index. ........    158.28         201.68         212.86         202.00          323.53
NASDAQ Total Return Index
   (U.S. Companies)................    160.47         186.74         213.07         208.34          296.20


COMPANY PLANS

         The Company's executive officers, who are appointed annually, are participants in the Executive Compensation Plan, Long-Term Incentive Program,
Retirement Plan and Savings Plus Plan and may elect to participate in the Deferred Compensation Plan. The Executive Compensation Plan and Long-Term Incentive Plan are described above under Executive Compensation.

         Retirement Plan. The Louisiana Bank, in 1964, established a noncontributory, defined benefit retirement plan. The plan, as amended (the "Retirement Plan"), generally covers full-time employees of the Louisiana Bank and the Alabama Bank who are at least 21 years of age and complete certain additional eligibility requirements. In general, the monthly benefit payable under the Retirement Plan at normal retirement age (age 65) is an amount based on final average monthly compensation and years of service at normal retirement age, reduced by a portion of the monthly Social Security amount payable at that age. Final average monthly compensation (which includes the salaries and bonuses of executive officers set forth in the Summary Compensation Table, but excludes the value of grants and awards under the Long-Term Incentive Plan and contributions by the Company or the Louisiana or Alabama Bank to employee benefit plans) is calculated by averaging the highest successive five years of compensation during the ten calendar years preceding termination or retirement date. Beginning in 1994, compensation in excess of $150,000 is disregarded. With certain exceptions, years of service includes all periods of continuous service with the Louisiana and Alabama Banks. Benefits under the Retirement Plan are fully vested upon the completion of a stated period of service. The Retirement Plan was most recently amended and restated in 1995. The maximum annual benefit payable under the Retirement Plan for employees who retire in 1995 is the lesser of $120,000 (a limitation imposed by the Internal Revenue Code) or 100% of "average compensation" (defined as the highest aggregate earnings averaged over three consecutive years).

         In 1995, the Company adopted a non-qualified defined benefit retirement plan, known as the Retirement Restoration Plan (the "Restoration Plan"), effective as of January 1, 1995. The Restoration Plan provides to designated executive officers benefits which are computed under the Retirement Plan's formula but, without the restrictions imposed by certain specified provisions of the Internal Revenue Code. Benefits under the Restoration Plan are reduced by amounts actually payable from the qualified Retirement Plan. The Louisiana Bank previously maintained an Excess Benefit Retirement Plan which was terminated effective January 1, 1993, with accrued benefits preserved for participants, of whom Mr. Milling was the only participating executive officer. However, in order to participate in the Restoration Plan, Mr. Milling was required to relinquish his benefits under the Excess Benefit Retirement Plan.

         The following table shows the estimated annual benefit payable from the Retirement Plan upon retirement at age 65 to persons in specified compensation and years of service classifications, computed on a straight life annuity basis, including an estimate of the amount payable to any person designated as a participant in the Retirement Restoration Plan. The table does not indicate required deductions for Social Security benefits.

                                                    PENSION PLAN TABLE

    HIGHEST SUCCESSIVE                             CREDITED YEARS OF SERVICE
    FIVE-YEAR AVERAGE            ---------------------------------------------------------------------
       REMUNERATION                  15             20             25             30              35
-----------------------------    --------       --------       --------       --------        --------
$125,000.....................    $ 34,313       $ 45,750       $ 57,188       $ 68,625        $ 80,086
 150,000.....................      41,175         54,900         68,625         82,350          96,075
 175,000.....................      48,038         64,050         80,063         96,075         112,088
 200,000.....................      54,900         73,200         91,500        109,800         115,641
 300,000.....................      82,350        109,800        137,250        164,700         192,150
 400,000.....................     109,800        146,400        183,000        219,600         256,200
 500,000.....................     137,250        183,000        228,750        274,500         320,250
 600,000.....................     164,700        219,600        274,500        329,400         384,300
 700,000.....................     192,150        256,200        320,250        384,300         448,350
 800,000.....................     219,600        292,800        366,000        439,200         512,400

Messrs. Marks, Milling, Grimball, Lawder, and Hope had, respectively, 5, 11, 5, 4, and 1 years of service as of December 31, 1995.

         Savings Plus Plan. In 1952, the Louisiana Bank established the Thrift Incentive Plan (a profit sharing plan) which permitted eligible employees with two years of service to become noncontributory participants. The last contribution made by the Louisiana Bank to the Thrift Incentive Plan was in 1988.

         The Thrift Incentive Plan was amended and restated, most recently in 1995, to, among other things, comply with the provisions of the Tax Reform Act of 1986 and to activate provisions permitted under Section 401(k) of the Internal Revenue Code. Concurrently, the Thrift Incentive Plan was renamed the Savings Plus Plan. The Savings Plus Plan generally provides that full-time employees of the Louisiana and Alabama Banks who have completed one year of service are eligible to participate. Participants may elect to contribute up to 10% of salary, subject to certain limitations; the Louisiana and Alabama Banks match up to the first 3% of salary contributed on a dollar for dollar basis. Participants are provided with investment discretion over all contributions and may select from a variety of investment vehicles. In 1995, the Louisiana Bank contributed $2,776 on behalf of Mr. Marks; $2,901 each on behalf of Messrs. Milling, Grimball, and Lawder; and the Alabama Bank contributed $1,890 on behalf of Mr. Hope.

         Deferred Compensation Plan. In 1993, the Company established a non-qualified deferred compensation plan. The Plan permits eligible officers to annually elect to defer up to 25% of base salary and all or part of bonuses paid under the Executive Compensation Plan. The Deferred Compensation Plan also permits the deferral of any disallowed employee contributions under the Savings Plus Plan. Participants are permitted to request that the Company invest the deferrals in a limited number of investment options. Deferral elections must be made prior to the calendar year in which the salary or bonus is earned. Distribution under the Deferred Compensation Plan must generally coincide with the attainment of retirement age and may take the form of a lump-sum payment or a specified payment stream. Deferrals under this plan in 1995 for Messrs. Marks, Milling, Grimball, Lawder, and Hope were $0, $0, $10,000,

$0 and $43,324, respectively.


                              CERTAIN TRANSACTIONS

         The Louisiana and Alabama Banks have made, and expect to make in the future, loans in the ordinary course of business to directors and officers of the Company and the Louisiana and Alabama Banks, members of their immediate families, and their associates. Such loans have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

         Pan-American Life Insurance Company, of which John K. Roberts, Jr., a director of the Company, is President and Chief Executive Officer and a director, was paid $529,921.20 during 1995 for insurance premiums and administrative services rendered to the Company and the Louisiana and Alabama Banks.


               COMPLIANCE WITH SECTION 16 (A) OF THE EXCHANGE ACT

         Because the Company is a public company, its officers, directors and 10% beneficial shareholders are required to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's stock. Based upon its review of copies of forms and related documents furnished to the Company, management believes that all required filings by all such persons were timely made during 1995, except that Robert E. Howson, a director of the Company and the Louisiana Bank, filed one late report.



                                   ACCOUNTANTS

         The shareholders will be asked to ratify the Board's selection of Arthur Andersen LLP as independent public accountants to audit the books of the Company and its subsidiaries for 1996. The firm has served as the Company's auditors since 1964. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, with the opportunity to make any statement they desire at that time, and will be available to respond to appropriate questions. If the selection is not ratified (abstentions and brokers non-votes will be disregarded), the appointment of other auditors will be considered by the Board.


                              SHAREHOLDER PROPOSALS

         In order for proposals of shareholders to be considered for inclusion in the proxy statement and proxy for the 1997 Annual Meeting of Shareholders, such proposals must be received at the Company's principal executive office no later than November 1, 1996.


                                  OTHER MATTERS

         The matters to be acted on at the Annual Meeting are set forth in the accompanying Notice. The Company knows of no other business to be presented at the meeting, but if other matters requiring a vote are properly presented at the meeting or any adjournments thereof, proxy holders will vote or abstain from voting thereon in accordance with their best judgment.

                                          By  order  of the  Board of Directors.


                                          /s/ William L. Marks

                                          William L. Marks,
                                          Chairman

EXHIBIT A


                                 AMENDMENT NO. 1
                           WHITNEY HOLDING CORPORATION
                          DIRECTORS' COMPENSATION PLAN



         Effective as of June 30, 1996, the Plan shall be amended as follows:

                                       I.

                  Section 4.2 of the Plan shall be restated in its entirety to read as follows:

                  "The number of shares of Common Stock transferred by the Corporation to each Director for receipt or deferral hereunder as of each Stock Transfer Date shall be 300, which amount shall be subject to adjustment, from time to time, as provided in Paragraph 3.2 hereof."

                                       II.

                  Notwithstanding the foregoing provisions of this Amendment No. 1, the transfer of additional Common Stock hereunder shall be expressly conditioned upon the approval of this amendment by the shareholders of the Corporation.

                       [WHITNEY HOLDING CORPORATION LOGO]


March 15, 1996

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

         The Annual Meeting of Shareholders of Whitney Holding Corporation (the "Company") will be held on the eleventh floor, Pan-American Life Center, 601 Poydras Street, New Orleans, Louisiana, on Wednesday, April 24, 1996, at 10:30 a.m., for the purposes of considering and voting upon:

                  1. Election of two directors to serve until the 2001 Annual Meeting, or until their successors are elected and qualified.

                  2. Ratification of the selection of Arthur Andersen LLP as independent public accountants to audit the books of the Company and its subsidiaries for 1996.

                  3. Proposal   to   amend   the   Whitney  Holding  Corporation
         Directors' Compensation Plan.

                  4. Such other business as may properly come before the meeting or any adjournments thereof.

         The close of business on February 28, 1996, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                                            By  order of the Board of Directors.


                                            /s/ Joseph S. Schwertz, Jr.

                                            JOSEPH S. SCHWERTZ, JR.
                                            Secretary


              228 St. Charles Avenue, New Orleans, Louisiana 70130

                            (DETACH PROXY FORM HERE)
--------------------------------------------------------------------------------
P   2.  Ratification of the selection of Arthur Andersen LLP as independent    P
        public accountants for 1996.

               FOR                    AGAINST               ABSTAIN
          ----                   ----                  ----


R   3.  Proposal to amend the Whitney Holding Corporation Directors'           R
        Compensation Plan.

        When properly executed and returned, this proxy will be voted in the manner specified thereon. If no manner is specified, the proxy will be voted FOR proposals 1, 2, and 3.

O                                                                              O
                                     Date                           , 1996.
                                         ---------------------------



                                     -------------------------------------
                                             SIGNATURE OF SHAREHOLDER
X                                                                              X
                                     NOTE:Please sign as your name appears
                                     hereon. If shares  are  held by  joint
                                     tenants, both should sign. When signing
                                     as attorney, executor, administrator,
                                     trustee or guardian, please give your
                                     full title as such. If a corporation,
                                     please sign in full corporate name
                                     by authorized officer. If a partnership,
                                     please sign in full partnership name by
Y                                    authorized person.                        Y

WHITNEY HOLDING CORPORATION                  SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Lloyd J. Abadie, Richard C. Hart and John A. Rehage, and each of them, proxies with full power of substitution, to represent and to vote all shares of Common Stock of Whitney Holding Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said corporation to be held on April 24, 1996 or any adjournments thereof (1) as hereinafter specified upon the proposals listed below and (2) in their discretion upon such other business as may properly come before the meeting.

P THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE FOLLOWING PROPOSALS: P

    1.  Election  of  two  directors  to serve until the 2001 Annual Meeting,
R       or until their successors are elected and qualified                    R


        FOR all nominees listed below             WITHHOLD authority to vote
O  ---- (except as indicated to the          ---- for all nominees listed      O
         contrary below)                          below
          Term expiring 2001: Messrs. William A. Hines, William P. Snyder III

X  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,     X
                  WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.)

--------------------------------------------------------------------------------
Y                 (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)                  Y